EXHIBIT 3-1 ARTICLES OF INCORPORATION

DEAN HELLER
Secretary of State

202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708

Articles of Incorporation
(PURSUANT TO NRS 78)

Office Use Only:
FILED # C11137-03

MAY 0 8 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Important: Read attached instructions before completing form

1. Name of Corporation:	CHILCO RIVER HOLDINGS INC.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	The Corporation Trust Company of Nevada Name 6100 Neil Road, Suite 500, Reno NEVADA 89511 Street Address, City, Zip Code Optional Mailing Address, City, State, Zip Code
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 100,000,000 COMMON Par value: $0.001 Number of shares without par value:
4. Names, Addresses, Number of Board of Directors/Trustees:	The First Board of Directors/Trustees shall consist of 2 members whose names and addresses are as follows: 1. THOMAS JAMES BRADY Name 1106 - 1100 HARWOOD ST. VANCOUVER BC V6E 1E2 Street Address, City, State, Zip Code 2. ROBERT KRAUSE Name 320 - 633 W. 8TH AVE. VANCOUVER BC V5Z 1C7 Street Address, City, State, Zip Code 3. Name Street Address, City, State, Zip Code 4. Name Street Address, City, State, Zip Code
5. Purpose: (optional-see instructions)	The purpose of this Corporation shall be:
6. Other Matters: (see instructions)	Number of additional pages attached: 0
7. Names, Addresses and Signatures of Incorporators: (attach additional pages if there are more than 2 incorporators)	MICHAEL L. SEIFERT Name, Signature 700 - 625 HOWE ST. VANCOUVER BC V6C 2T6 Address, City, State, Zip Code Name, Signature Address, City, State, Zip Code
8. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. The Corporation Trust Company of Nevada By: MAY 8, 2003 Authorized Signature of R.A. or On Behalf of R.A. Company, Date JACK CASKEY, ASSISTANT VICE PRESIDENT

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State Form CORPART1999.01
Revised on: 12/10/02

NV008 - 10/9/03 C T System Online

SECRETARY OF STATE

“SEAL”

State of Nevada

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that CHILCO RIVER HOLDINGS INC. did on May 8, 2003 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, on May 9, 2003.

//s// “Dean Heller //s//

DEAN HELLER
Secretary of State

By //s// “Patricia Isaman” //s//
Certification Clerk